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                                                                     EXHIBIT 1.1




                              VORNADO REALTY TRUST

                   (a Maryland real estate investment trust)

                      Common Shares of Beneficial Interest

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                            December 18, 1996


To the Underwriters
to be named in the applicable
Terms Agreement
supplemental hereto

Dear Sirs and Madams:

                 Vornado Realty Trust, a Maryland real estate investment trust (the "Company"), proposes to issue and sell shares of its common shares of beneficial interest, par value $.04 per share (the "Common Shares"), in one or more offerings on the terms and conditions determined at the time of sale. Whenever the Company determines to make an offering of Common Shares (the "Offered Securities"), it will enter into an agreement substantially in the form of Exhibit A hereto (the "Terms Agreement") providing for the sale of such Offered Securities to, and the purchase and offering thereof by, the underwriter or underwriters named therein (the "Underwriters" or "you," which terms shall include the underwriter or underwriters named therein whether acting alone in the sale of Offered Securities or as members of an underwriting syndicate). The Terms Agreement relating to each offering of Offered Securities shall specify, among other things, the number of Common Shares to be issued (the "Firm Offered Securities"), and whether or not the Company has granted to the Underwriters an option to purchase additional Shares as provided in Section 2(b) hereof (the "Additional Offered Securities" and together with the Firm Offered Securities, the "Offered Securities"), and if granted, the maximum number of Additional Offered Securities that the Underwriters have an option to purchase. In addition, the Terms Agreement shall specify the name or names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof), the number of Firm Offered Securities and Additional Offered Securities, if any, which each of the Underwriters severally agrees to purchase, the name or names of the Underwriters acting as manager or co-managers in connection with such offerings, if any (the "Representatives," which term shall include each

Underwriter in the event that there shall be no manager or co-managers), the price per share at which the Offered Securities are to be purchased by the Underwriters from the Company, the initial public offering price and the date, time and place of delivery and payment for such Offered Securities.

                 The Company has filed with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3, including a prospectus relating to the Common Shares and other securities of the Company for the registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statements have been declared effective by the Commission. As provided in Section 3(a), a prospectus supplement reflecting the terms of the Offered Securities, the terms of the offering thereof and the other matters set forth therein has been prepared or will be prepared and will be filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement." Such registration statements, as amended at the date hereof, including all documents incorporated or deemed to be incorporated by reference therein and the exhibits thereto, are herein referred to as the "Registration Statement" and the basic prospectus included therein and relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein referred to as the "Prospectus," except that if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein.

                 SECTION 1.  Representations and Warranties.

                          (a)  The Company represents and warrants to each
Underwriter as follows:

                                    (i)  At the time the Registration Statement
         (or the most recent post-effective amendment thereto, if any) became effective, the Registration Statement complied in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations"), and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date hereof and at the Closing Time (as defined below), the Prospectus, and any amendments and supplements thereto, comply and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and none of such documents includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements




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         therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives, expressly for use in the Registration Statement or Prospectus.

                                   (ii)  The accountants who certified the
         financial statements and financial statement schedules included or incorporated by reference in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                                  (iii)  The financial statements and the
         financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated, the results of their operations for the periods specified and the information required to be stated therein; and said financial statements and financial statement schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The selected financial data included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the consolidated financial statements included or incorporated by reference in the Registration Statement. Any pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and present fairly the information shown therein; the pro forma adjustments, if any, have been properly applied to the historical amounts in the compilation of such statements, and in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                                   (iv)  Since the respective dates as of which
         information is given in the Registration Statement and the Prospectus, except as otherwise stated or contemplated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the





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         Company and its subsidiaries considered as one enterprise, and (C)
         except (i) regular quarterly dividends declared, paid or made on the Company's common shares of beneficial interest, (ii) dividends declared, paid or made in accordance with the terms of any series of preferred shares of beneficial interest of the Company and (iii) as disclosed in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its shares of beneficial interest.

                                    (v)  The Company has been duly organized
         and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland with power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Terms Agreement; and the Company is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                                   (vi)  Each subsidiary of the Company has
         been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or any of its subsidiaries as referred to in the Prospectus.

                                  (vii)  The authorized, issued and outstanding
         shares of beneficial interest of the Company are as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or





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         pursuant to the terms of reservations, agreements or employee benefit plans, including, without limitation, the Vornado Realty Trust Omnibus Share Plan, dividend reinvestment plans and employee or director stock option plans, or the exercise of options outstanding on the date hereof or on the date of the applicable Terms Agreement, and in each case referred to in the Prospectus); the issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and the Common Shares conform to all statements relating thereto in the Prospectus.

                                 (viii)  Neither the Company nor any of its
         subsidiaries is (x) in violation of its charter documents or by-laws or (y) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which either the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, which default would have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the issue and sale of the Offered Securities, the execution, delivery and performance of this Agreement and the applicable Terms Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary trust action and, except as would not have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or affected, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Declaration of Trust or Bylaws of the Company or any applicable law, administrative regulation or administrative or court decree.

                                   (ix)  Other than as set forth in the
         Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending (in which service of process has been received by an employee of the Company), or, to the knowledge of the Company,





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         threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which is reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which is reasonably likely to have a material adverse effect on the properties or assets thereof or the consummation of the transactions contemplated by this Agreement or the applicable Terms Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their properties or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are considered in the aggregate not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                                    (x)  No authorization, approval or consent
         of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Offered Securities hereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations or state securities laws.

                                   (xi)  The Company and its subsidiaries each
         possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates, authorities or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                                  (xii)  This Agreement has been, and, when
         signed, the applicable Terms Agreement relating to the Offered Securities will be, duly executed and delivered by the Company.

                                 (xiii)  The documents incorporated or deemed
         to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the





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         1933 Act ("Item 12") and Rule 412 of the 1933 Act Regulations ("Rule
         412"), at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, do not and will not, on the date hereof and at the Closing Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  (xiv)  Except as otherwise disclosed in the
         Prospectus, and except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise: (i) each of the Company and its subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by such party, in each case free of all liens, encumbrances and defects; (ii) all of the leases under which the Company or any of its subsidiaries holds or uses real property or assets as a lessee are in full force and effect, and neither the Company nor any of its subsidiaries is in material default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone adverse to any such party's rights as lessee under any of such leases, or affecting or questioning any such party's right to the continued possession or use of the leased property or assets under any such leases; (iii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets of the Company or any of its subsidiaries that are required to be disclosed in the Prospectus are disclosed therein; (iv) neither the Company, any of its subsidiaries nor, to the knowledge of the Company, any lessee of any portion of any such party's properties is in default under any of the leases pursuant to which the Company or any of its subsidiaries leases its properties and neither the Company nor any of its subsidiaries knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (v) no tenant under any lease pursuant to which the Company or any of its subsidiaries leases its properties has an option or right of first refusal to purchase the premises leased thereunder; (vi) to the best of its knowledge, each of the properties of the Company or any of its subsidiaries complies with all applicable codes and zoning laws and regulations; and (vii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size or use of, improvements or construction on or access to the properties of the Company or any of its subsidiaries.





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                                   (xv)  Each of the Company and its
         subsidiaries has title insurance on all properties and assets described in the Prospectus as owned by such party in an amount at least equal to the cost of acquisition of such property or assets, except where the failure to maintain such title insurance would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                                  (xvi)  The mortgage and deeds of trust
         encumbering the properties and assets described in the Prospectus are not convertible and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned by the Company or any of its subsidiaries.

                                 (xvii)  Except as specifically disclosed in
         the Prospectus, or as is not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise:

                                        (a)  each of the Company and its
         subsidiaries is in compliance with all applicable laws relating to pollution or the discharge of materials into the environment, including common law relating to damage to property or injury to persons ("Environmental Laws"). Each of the Company and its subsidiaries currently holds all governmental authorizations required under Environmental Laws in order to conduct their businesses as described in the Prospectus, and none of the above has any basis to believe that any such governmental authorization may be modified, suspended or revoked, or cannot be renewed in the ordinary course of business;

                                        (b)  there are no past or present
         actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, threatened release, or disposal of any material (including radiation and noise), that could form the basis of any claim (whether by a governmental authority or other person or entity) under Environmental Laws for cleanup costs, damages, penalties, fines, or otherwise, against any of the Company or its subsidiaries, or against any person or entity whose liability for such claim may have been retained by any of the Company or its subsidiaries, whether by contract or law; and

                                        (c)  the Company and its subsidiaries
         have fully disclosed to the Underwriters and their counsel all studies, reports, assessments, audits and other information in their possession or control relating to any





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         pollution or release, threatened release or disposal of materials regulated under Environmental Laws on, at, under, from or transported from any of their currently or formerly owned, leased or operated properties, including, without limitation, all information relating to underground storage tanks and asbestos containing materials.

                                (xviii) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Shares.

                                  (xix)  The Company has complied and will
         comply with all of the provisions of Florida H.B.  1771, codified as
         Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

                                   (xx)  Neither the Company nor any of its
         subsidiaries is subject to registration as an "investment company" under the Investment Company Act of 1940.

                          (b)  Any certificate signed by any officer of the
Company on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters in connection with the offering of the Offered Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate.

                 SECTION 2.  Underwriting and Sale.

                          (a)  On the basis of the representations and
warranties herein contained and subject to the terms and conditions herein set forth (except as may otherwise be specified in the Terms Agreement), the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the purchase price set forth in the applicable Terms Agreement, the number of Firm Offered Securities set forth opposite the name of such Underwriter in
Schedule I to the applicable Terms Agreement, plus any additional number of Firm Offered Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

                          (b)  In addition, the Company may specify in the
Terms Agreement applicable to the Offered Securities that the Company thereby grants an option to the Underwriters, severally and not jointly, to purchase up to the number of Additional Offered Securities set forth in such Terms Agreement. The option thereby granted shall expire at such time as is set forth in the applicable Terms Agreement, and may be exercised in whole or in part





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from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and sale of the Firm Offered Securities upon notice by the Representatives to the Company setting forth the number of Additional Offered Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Additional Offered Securities. Any such time and date of delivery (each such date and time being herein called the "Option Closing Time") shall be determined by the Representatives, but shall not be later than five full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the Representatives and the Company. If the option is exercised as to all or any portion of the Additional Offered Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Additional Offered Securities then being purchased which the number of Firm Offered Securities set forth in Schedule I to the Terms Agreement opposite the name of such Underwriter bears to the total number of Firm Offered Securities (except as otherwise provided in the Terms Agreement), subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

                          (c)  Payment of the purchase price for, and delivery
of certificates for, the Firm Offered Securities shall be made at the date, time and location specified in the applicable Terms Agreement relating to the Offered Securities, or at such other date, time or location as shall be agreed upon by the Representatives and the Company or as shall otherwise be provided in Section 10 (each such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Additional Offered Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, the Additional Offered Securities shall be made at the date, time and location as shall be agreed upon by the Representatives and the Company. Unless otherwise specified in the applicable Terms Agreement relating to the Offered Securities, payment shall be made to the Company by certified or official bank check or checks in New York Clearing House funds or similar next day funds payable to the order of the Company, against delivery to the Representatives for the respective accounts of the Underwriters of the Firm Offered Securities and any Additional Offered Securities to be purchased by them. Certificates for the Firm Offered Securities and the Additional Offered Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Closing Time or the Option Closing Time, as the case may be. The certificates for such Offered Securities will be made available for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to the Closing Time or the Option Closing Time, as the case may be.

                 SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:





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                          (a)  If requested by the Representatives in
connection with the offering of the Offered Securities, the Company will prepare a preliminary prospectus supplement containing such information as the Representatives and the Company deem appropriate, and, following the execution of this Agreement, the Company will prepare a Prospectus Supplement that complies with the 1933 Act and the 1933 Act Regulations and that sets forth the number of the Offered Securities and their terms, the name of each Underwriter participating in the offering and the number of the Offered Securities that each severally has agreed to purchase, the name of each Underwriter, if any, acting as representative of the Underwriters in connection with the offering, the price at which the Offered Securities are to be purchased by the Underwriters from the Company, the initial public offering price, any selling concession and reallowance, and such other information as the Representatives deem appropriate in connection with the offering of the Offered Securities.
The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to the Underwriters as many copies of any preliminary prospectus supplement and the Prospectus as the Representatives shall reasonably request.

                          (b)  If at any time when the Prospectus is required
by the 1933 Act to be delivered in connection with sales of the Offered Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters as many copies of such amendment or supplement as they shall reasonably request.

                          (c)  During the period when the Prospectus is
required by the 1933 Act to be delivered in connection with sales of the Offered Securities, the Company will inform the Representatives of its intention to file any amendment to the Registration Statement, any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus; will furnish the Representatives with copies of any such amendment, supplement or other document a reasonable time in advance of filing; and will not file any such amendment, supplement or other document in a form to which the Representatives or counsel for the Underwriters shall reasonably object.





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                          (d)  During the period when the Prospectus is
required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Offered Securities, the Company will notify the Representatives immediately, and confirm the notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus, (iii) the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement, (iv) any request by the Commission for any amendment to the Registration Statement or any supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or the institution or threatening of any proceeding for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order suspending such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                          (e)  The Company has furnished or will furnish to the
Representatives as many signed copies of the Registration Statement (as originally filed) and of all amendments thereto, whether filed before or after the Registration Statement became effective, copies of all exhibits and documents filed therewith or incorporated by reference therein (through the end of the period when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Offered Securities) and signed copies of all consents and certificates of experts, as the Representatives may reasonably request, and has furnished or will furnish to the Representatives, upon request, for each of the Underwriters, one conformed copy of the Registration Statement (as originally filed) and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits).

                          (f)  The Company will furnish to each Underwriter,
from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

                          (g)  The Company will endeavor, in cooperation with
the Underwriters, to qualify the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Offered Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Offered Securities, provided that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified.

                          (h)  The Company will make generally available to its
security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering (i) a period of 12 months beginning after the effective date of the Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Registration Statement but not later than the first day of the Company's fiscal quarter next following such respective effective dates and (ii) a period of 12 months beginning after the date of the applicable Terms Agreement but not later than the first day of the Company's fiscal quarter next following the date of the applicable Terms Agreement.

                          (i)  For a period of five years after the Closing
Time, the Company will furnish to the Representatives and, upon request, to each Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its shareholders or security holders generally.

                          (j)  The Company, during the period when the
Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                          (k)  If and to the extent specified in the applicable
Terms Agreement, the Company will use its best efforts to effect the listing of the Offered Securities on the New York Stock Exchange or other securities market and registration under the 1934 Act.

                          (l)  During any period specified in the applicable
Terms Agreement for such Offered Securities, the Company will not, without the prior written consent of the Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, contract to sell or otherwise transfer or dispose of, or announce its intent to take any such action, any Common Shares or any security convertible or exchangeable for Common Shares, except for Common Shares issued pursuant to agreements or plans or the exercise of options referred to in Section 1(a)(vii) hereof.

                 SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and the applicable Terms Agreement relating to the Offered Securities, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus supplement and Prospectus and any amendments or supplements thereto, (ii) the preparation and printing of this Agreement and the Terms Agreement, (iii) the cost of preparing, issuing and delivering certificates representing the Common Shares, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Offered Securities under state securities laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation and printing of the Blue Sky Survey and any Legal Investment Survey and delivery to the Underwriters of copies of the Blue Sky Survey and any Legal Investment Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus supplement, and of the Prospectus and any amendments or supplements thereto, (vii) any fees of the National Association of Securities Dealers, Inc., (viii) the cost and charges of any transfer agent or registrar; and (ix) the fees and expenses, if any, incurred in connection with the listing of the Offered Securities on the New York Stock Exchange or other securities market, if applicable, and the registration of the Offered Securities with the Commission, if applicable.

                 If the applicable Terms Agreement relating to the Offered Securities (which includes the terms of this Agreement as incorporated by reference therein) is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

                 SECTION 5. Conditions of Underwriters' Obligations. Except as otherwise provided in the applicable Terms Agreement, the obligations of the Underwriters to purchase and pay for any Offered Securities are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

                          (a)  At the applicable Closing Time, no stop order
suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters.

                          (b)  At the applicable Closing Time, the
Representatives shall have received:

                          (1) The opinion, dated as of the Closing Time, of Sullivan & Cromwell, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                                    (i)  The Company is a real estate
         investment trust duly organized and existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.

                                   (ii)  To the best of such counsel's
         knowledge, the Company is not required to qualify to do business in the State of New York.

                                  (iii)  The Company has the power and
         authority to own, lease and operate its properties and to conduct its business substantially as described in the Prospectus and the Company has the power and authority to enter into and perform its obligations under this Agreement and the Terms Agreement relating to the Offered Securities.

                                   (iv)  The issuance and sale of the Offered
         Securities to the Underwriters pursuant to this Agreement and the applicable Terms Agreement have been duly authorized and, when issued and delivered by the Company pursuant to this Agreement against payment pursuant to this Agreement and the Terms Agreement, the Offered Securities will be validly issued, fully paid and nonassessable.

                                    (v)  This Agreement and the applicable
         Terms Agreement have been duly authorized, executed and delivered by the Company.

                                   (vi)  The Registration Statement has been
         declared effective under the 1933 Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending under the 1933 Act.

                                  (vii)  Such counsel does not know of any
         litigation instituted or threatened against the Company or any of its subsidiaries that would be required to be disclosed in the Prospectus and is not so disclosed.

                                 (viii)  Such counsel does not know of any
         documents that are required to be filed as exhibits to the Registration Statement and are not so filed or of any documents that are required to be summarized in the Prospectus and are not so summarized.

                                   (ix)  All regulatory consents,
         authorizations, approvals and filings required to be obtained or made by the Company under the federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Offered Securities by the Company to the Underwriters have been obtained or made; provided, however, that for purposes of this paragraph (ix), such counsel need not express any opinion with respect to state securities laws.

                                    (x)  The execution and delivery by the
         Company of this Agreement and the applicable Terms Agreement do not, and the issuance of the Offered Securities and the sale of the Offered Securities by the Company to the Underwriters pursuant to this Agreement and the applicable Terms Agreement and the performance by the Company of its obligations under this Agreement and the applicable Terms Agreement will not (A) violate the Company's Amended and Restated Declaration of Trust or Bylaws or the certificate or articles of incorporation or by-laws of any of its subsidiaries, (B) violate any court order or administrative decree known to such counsel or any federal law of the United States or law of the State of New York applicable to the Company, or (C) result in a default under or breach of any material contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which the Company or any subsidiary is a party or by which any of them may be bound, or to which any of their property is subject, subject, in the case of clauses (A), (B) and (C) of this paragraph (x), to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that for purposes of this paragraph (x), such counsel need not express any opinion with respect to federal or state securities laws, other antifraud laws or fraudulent transfer laws.

                                   (xi)  Neither the Company nor any of its
         subsidiaries is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                                  (xii)  The information in the Prospectus
         under the heading "Certain Federal Income Tax Considerations," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects; provided that such opinion may be rendered in reliance upon representations made by third parties and, as to the qualification of Alexander's, Inc. as a real estate investment trust for federal income tax purposes, an opinion of Shearman & Sterling.

                                 (xiii) On the basis of the information which was reviewed in the course of the performance of the services referred to in their opinion considered in the light of their understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience they have gained through their practice under the 1933 Act, such counsel are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations; and that nothing which has come to their attention in the course of their review has caused them to believe that the Registration Statement, as of its effective date (other than the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (other than the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; also, nothing that has come to such counsel's attention in the course of certain procedures (as described in such opinion) has caused such counsel to believe that the Prospectus, as of the date and time of delivery of such opinion (other than the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such opinion may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as otherwise specifically referred to in paragraph (xii) above and except for those made under the caption "Description of Common Shares" in the Prospectus insofar as they relate to the provisions of documents therein described, and that such counsel need not express any opinion or belief as to the financial statements and schedules or other financial and statistical data contained in the Registration Statement or the Prospectus.

                 In giving these opinions, Sullivan & Cromwell may state that they are admitted to the Bar of the State of New York and do not express any opinion as to the laws of any other jurisdiction other than the federal laws of the United States of America and may rely (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and (2) as to the qualification and good standing of the Company or any of its subsidiaries, upon opinions of counsel in such other jurisdictions and certificates of appropriate government officials.

                          (2) The opinion, dated as of the Closing Time, of Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                    (i)  The Company is a real estate
         investment trust duly organized and existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.

                                   (ii)  The Company has the power and
         authority to own, lease and operate each of its properties and to conduct each of its businesses substantially as described in the Prospectus and the Company has the power and authority to enter into and perform its obligations under this Agreement and the applicable Terms Agreement.

                                  (iii)  The authorized, issued and outstanding
         common shares of beneficial interest of the Company are as set forth in the Prospectus under "Capitalization"; the issued and outstanding common shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and, except as otherwise described in the Prospectus under the caption "Description of Common Shares," nonassessable; and none of the outstanding common shares of beneficial interest of the Company was issued in violation of any preemptive rights of any shareholder of the Company.

                                   (iv)  The information in the Prospectus
         under the headings "Description of Common Shares" and "Description of Preferred Shares," to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                                    (v)  The Offered Securities conform in all
         material respects as to legal matters to the description thereof contained in the Prospectus and the form of certificate used to evidence the Common Shares is in due and proper form in accordance with applicable statutory requirements.

                                   (vi)  The issuance of the Offered Securities
         is not subject to preemptive or other similar rights arising by operation of law, the Amended and Restated Declaration of Trust or the Bylaws of the Company or, to the best of such counsel's knowledge, otherwise.

                                  (vii)  No authorization, approval, consent or
         order of any court or governmental authority or agency of the State of Maryland is required in connection with the offering, issuance or sale of the Offered Securities to the Underwriters, except such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws of any state or other jurisdiction.

                                 (viii)  The execution, delivery and
         performance of this Agreement and the applicable Terms Agreement, the consummation of the transactions contemplated herein and therein and the compliance by the Company with its obligations hereunder and thereunder will not result in any violation of (A) the provisions of the Amended and Restated Declaration of Trust or Bylaws of the Company or the charter documents or bylaws of any subsidiary of the Company incorporated in New Jersey, Delaware, Maryland and Pennsylvania (as appropriately identified on an exhibit to such opinion or otherwise), or (B) any applicable law or administrative regulation or, to the best knowledge of such counsel, administrative or court decree, except with respect to clause (B) of this paragraph (viii), such violations as would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and subject, in the case of clauses (A) and (B) of this paragraph (viii), to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 In giving these opinions, Ballard Spahr Andrews & Ingersoll may state that such opinions are limited to the laws of the States of Maryland and New Jersey and the Commonwealth of Pennsylvania, and Delaware corporate law and may rely (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and (2) as to the qualification and good standing of the Company or any of its subsidiaries in any other jurisdiction, upon opinions of counsel in such other jurisdictions and certificates of appropriate government officials.

                          (3) The favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, with respect to the matters set forth in paragraphs (i) and (iii)-(vi), inclusive, of subsection (b)(1) of this Section.

                 In giving its opinion, Skadden, Arps, Slate, Meagher & Flom LLP shall additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein or excluded therefrom, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which counsel need make no statement), as of its date and at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In giving these opinions, Skadden, Arps, Slate, Meagher & Flom LLP may rely (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and (2) as to the qualification and good standing of the Company, upon opinions of counsel in such jurisdictions and certificates of appropriate government officials.

                          (c)  At the applicable Closing Time there shall not
have been, since the date of the applicable Terms Agreement or since the date as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer of the Company and of the Chief Financial Officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the applicable Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the applicable Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Offered Securities.

                          (d)  At the date of the applicable Terms Agreement
relating to Offered Securities, the Representatives shall have received from Deloitte & Touche LLP a letter dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, in form and substance satisfactory to the Representatives, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and financial statement schedules included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and financial statement schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the 1934 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement, (B) the unaudited amounts of property rentals, total revenue, income from continuing operations before extraordinary item and income per share from continuing operations set forth under "Selected Consolidated Financial Data" in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement, or (C) at a specified date not more than five days prior to the date of the applicable Terms Agreement relating to the Offered Securities, there has been any change in the issued and outstanding shares of beneficial interest of the Company or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decrease in consolidated net assets as compared with the amounts shown in the most recent balance sheet included or incorporated by reference in the Registration Statement or, during the period from the date of the most recent balance sheet included or incorporated by reference in the Registration Statement to a specified date not more than five days prior to the date of the applicable Terms Agreement relating to the Offered Securities, there were any decreases, as compared with the corresponding period in the preceding year, in property rentals, total revenue, income from continuing operations before extraordinary item, income per share from continuing operations or Funds from Operations of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinion and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                          (e)  At the applicable Closing Time, the
Representatives shall have received from Deloitte & Touche LLP a letter, dated as of such Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this

Section, except that the specified date referred to shall be a date not more than five days prior to such Closing Time.

                          (f)  If and to the extent specified in the applicable
Terms Agreement relating to the Offered Securities, at the applicable Closing Time, the Offered Securities shall have been approved for listing on the New York Stock Exchange or other securities market, subject to notice of issuance.

                          (g)  On or before the applicable Closing Time, the
Company shall have received and provided to the Representatives copies of valid and binding agreements duly executed by the persons or entities named in the applicable Terms Agreement, pursuant to which each such person or entity shall agree not to, without the prior written consent of the Representatives, sell, offer to sell, grant any option for the sale of, contract to sell or otherwise transfer or dispose of or announce its intent to take any such action, any Common Shares or any security convertible or exchangeable for Common Shares, for the period specified in the applicable Terms Agreement.

                          (h)  At the applicable Closing Time, counsel for the
Underwriters shall have been furnished with such documents, certificates and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                 In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Additional Offered Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished hereunder shall be true and correct as of each Option Closing Time and, at the Option Closing Time, the Representatives shall have received the certificates and opinions, dated the relevant Option Closing Time, referred to in this
Section 5.

                 If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and pursuant to Sections 6 and 7 hereof.

                 SECTION 6.  Indemnification.

                          (a)  The Company agrees to indemnify and hold
harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                                    (i)  against any and all loss, liability,
         claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                   (ii)  against any and all loss, liability,
         claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                                  (iii)  against any and all expense
         whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

                          (b)  Each Underwriter severally agrees to indemnify
and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

                          (c)  Each indemnified party shall give notice as
promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying party or parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                 SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount set forth in the Terms Agreement relating to the Offered Securities bears to the public offering price of such Offered Securities and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

                 SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties, indemnities and agreements contained in this Agreement and any Terms Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company, or any person who controls any Underwriter or the Company within the meaning of Section 15 of the 1933 Act, and shall survive delivery of and payment for the Offered Securities.

                 SECTION 9.  Termination of Agreement.

                          (a)  The Representatives may terminate the applicable
Terms Agreement (including this Agreement as incorporated by reference therein), by notice to the Company, at any time at or prior to the Closing Time
(i) if there has been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or (iv) if a banking moratorium has been declared by either federal or New York authorities. As used in this
Section 9(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Offered Securities.

                          (b)  If this Agreement is terminated pursuant to this
Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and pursuant to Sections 6 and 7 hereof.

                 SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Firm Offered Securities that it or they are obligated to purchase under this Agreement and the Terms Agreement (the "Defaulted Offered Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Offered Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                          (a)  if the number of Defaulted Offered Securities
does not exceed 10% of the number of Firm Offered Securities to be purchased pursuant to the Terms Agreement relating to the Offered Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

                          (b)  if the number of Defaulted Offered Securities
exceeds 10% of the number of Firm Offered Securities to be purchased pursuant to the Terms Agreement relating to the Offered Securities, such Terms Agreement (including this Agreement as incorporated by reference therein) shall terminate without liability on the part of any non-defaulting Underwriter.

                 No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                 In the event of any such default which does not result in a termination of such Terms Agreement (including this Agreement as incorporated by reference therein), either the Representatives or the Company shall have the right to postpone the applicable Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                 SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed as set forth in the applicable Terms Agreement; notices to the Company shall be directed to it at Park 80 West, Plaza II, Saddle Brook, NJ 07662, attention of Secretary.

                 SECTION 12. Parties. This Agreement and each applicable Terms Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or the Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Terms Agreement or any provision herein or therein contained. This Agreement and the Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                 SECTION 13. Governing Law and Time. This Agreement and each applicable Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York time.

                            -----------------------


                                         Very truly yours,

                                         VORNADO REALTY TRUST


                                         By:  /s/Joseph Macnow
                                              --------------------------
                                            Name:  Joseph Macnow
                                            Title:  Vice President and Chief
                                                     Financial Officer

                                                                     Exhibit A
                                                                        to
                                                          Underwriting Agreement


                              VORNADO REALTY TRUST
                   (a Maryland real estate investment trust)

                      Common Shares of Beneficial Interest


                                TERMS AGREEMENT
                                ---------------


                                        _________ __, 199_


[Name and address of the
Underwriter(s) or Representative(s)
of the Underwriter(s), if any]


Dear Ladies and Gentlemen:

                 Vornado Realty Trust, a Maryland real estate investment trust (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ________ __, 1995 (the "Underwriting Agreement"), to issue and sell to [___________ (the "Underwriter(s)")] [the several Underwriters listed on Schedule I hereto, for whom ____________ is/are acting as representative(s) (the "Representative(s)")], the Securities specified herein (the "Offered Securities"). This agreement is the Terms Agreement relating to the Offered Securities referred to in the Underwriting Agreement.

                 Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty that refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms

Agreement in relation to the Prospectus as amended or supplemented relating to the Offered Securities which are the subject of this Terms Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The address of the Underwriter(s) referred to in Section 11 of the Underwriting Agreement is ______________________, Attention: ______________.

                 An amendment to the Registration Statement, or the Prospectus Supplement, as the case may be, relating to the Offered Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                 Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the time and place and at the purchase price to the Underwriter set forth herein, the number of Offered Securities.

                 [The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Additional Offered Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to herein for the sole purpose of covering over-allotments in the sale of the Firm Offered Securities. Any such election to purchase Additional Offered Securities may be exercised by notice from the Representatives to the Company specifying the number of Additional Offered Securities to be purchased and the date on which such Additional Offered Securities are to be delivered.]

                 Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with the Underwriters as follows:

                 1.       Total number of Offered Securities to be issued:

                                  Firm Offered Securities:
                                  Additional Offered Securities (maximum):

                 2.       Initial public offering price per share:

                 3.       Underwriting price to be paid by the Underwriters:

                 4.       Specified Funds for payment of the purchase price:

                 5.       Closing date, time and location:

                 6.       Listing:

                 7.       Name[s] and address[es] of Representative[s]:

                 8.       Other Requirements:

                          This Agreement shall be governed by the laws of the State of New York.

                 9.       Other:

                                        -------------------


                 If the foregoing is in accordance with your understanding of the agreement between you and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts (including the provisions of the Underwriting Agreement incorporated by reference herein) shall be a binding agreement between the Underwriter and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                          Very truly yours,

                                          VORNADO REALTY TRUST


                                          By:
                                             -----------------------------------
                                               Name:
                                               Title:


Accepted as of the date first above written:

UNDERWRITER(S) or
REPRESENTATIVE(S),
 on behalf of the several Underwriters
 named in Schedule I hereto


By:
   --------------------------------------
   Name:
   Title:

                                                                    Schedule I
                                                                        to
                                                                 Terms Agreement



                              VORNADO REALTY TRUST

                      Common Shares of Beneficial Interest

[List Underwriter or Underwriters, indicating which, if any, are acting as the Representative or Representatives of the Underwriters and number of shares being purchased.]